UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012 (April 25, 2012)

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 25, 2012, HCA Inc. (the “Company”) entered into Extension Amendment No. 1 (the “Extension Amendment”), by and among the Company, HCA UK Capital Limited (together with the Company, the “Borrowers”), each of the U.S. Guarantors, each of the European Guarantors, the lenders party thereto (such lenders and the other lenders from time to time party to the Credit Agreement referred to below, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), swingline lender and letter of credit issuer, to the Amended and Restated Credit Agreement, dated as of May 4, 2011 (the “Credit Agreement”), among the Borrowers, the Lenders, the Administrative Agent and the other parties named therein.

The Extension Amendment extends the maturity date of $74,570,389.65 of the principal amount of the Borrowers’ tranche A-1 term loans and $651,196,599.53 of the principal amount of the Borrowers’ tranche B-1 term loans under the Credit Agreement by converting such amount of the Borrowers’ tranche A-1 term loans and tranche B-1 term loans into the Borrowers’ new tranche A-3 term loans, with a maturity date of February 2, 2016 and with ABR margin and LIBOR margin of 2.25% and 3.25%, respectively. The maturity date, interest margins and fees, as applicable, with respect to all other loans, and all commitments and letters of credit outstanding under the Credit Agreement remain unchanged.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Extension Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

10.1	Extension Amendment No. 1, dated as of April 25, 2012, by and among HCA Inc., HCA UK Capital Limited, each of the U.S. Guarantors, each of the European Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.

By:	/s/ DAVID G. ANDERSON
David G. Anderson
Senior Vice President - Finance and Treasurer

Date: April 25, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Extension Amendment No. 1, dated as of April 25, 2012, by and among HCA Inc., HCA UK Capital Limited, each of the U.S. Guarantors, each of the European Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer.

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